                                                                    EXHIBIT 99.2

MORGAN STANLEY
Mortgage/Asset Capital Markets                                  February 5, 1997

                          ICIFC SECURED ASSETS CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-1
                                 $275,000,000
                                  APPROXIMATE
                            ICI FUNDING CORPORATION
                          MASTER SERVICER AND SELLER

                            TRANSACTION HIGHLIGHTS*
                            -----------------------

                                                                   RATINGS     PAYMENT
                  PAR AMOUNT                                       S&P/DUFF    WINDOW         AVG.        SUBORDINATION
CLASS             (APPROX.)         COUPON       TYPE              & PHELPS    (MONTHS)       LIFE        LEVELS
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------

A-1               $32,243,000         6.70%      SEQUENTIAL        AAA/AAA           19       0.85         5.75%
-----------------------------------------------------------------------------------------------------------------------

A-2                66,108,000         9.00       SEQUENTIAL        AAA/AAA           69       2.19         5.75
-----------------------------------------------------------------------------------------------------------------------

A-3                18,993,000         6.85       SEQUENTIAL        AAA/AAA           12       2.00         5.75
-----------------------------------------------------------------------------------------------------------------------

A-4                21,149,000         7.00       SEQUENTIAL        AAA/AAA           14       3.00         5.75
-----------------------------------------------------------------------------------------------------------------------

A-5                15,394,000         7.20       SEQUENTIAL        AAA/AAA           11       4.00         5.75
-----------------------------------------------------------------------------------------------------------------------

A-6                16,343,000         7.30       SEQUENTIAL        AAA/AAA           17       5.00         5.75
-----------------------------------------------------------------------------------------------------------------------

A-7                21,767,000         7.75       SEQUENTIAL        AAA/AAA           46       7.00         5.75
-----------------------------------------------------------------------------------------------------------------------

A-8                 5,403,000         7.75       SEQUENTIAL        AAA/AAA           38      10.90         5.75
-----------------------------------------------------------------------------------------------------------------------

A-9                 6,539,204         7.75       SEQUENTIAL        AAA/AAA          207      16.96         5.75
-----------------------------------------------------------------------------------------------------------------------

A-10               55,000,000         7.75       NAS               AAA/AAA          297      10.73         5.75
-----------------------------------------------------------------------------------------------------------------------

B-1                 6,187,000         7.75       SUBORDINATE       AA/AA            357      11.03         3.50
-----------------------------------------------------------------------------------------------------------------------

B-2                 2,750,000         7.75       SUBORDINATE       A/A              357      11.03         2.50
-----------------------------------------------------------------------------------------------------------------------

B-3                 2,063,000         7.75       SUBORDINATE       BBB/BBB          357      11.03         1.75
-----------------------------------------------------------------------------------------------------------------------

* SUBJECT TO CHANGE

MASTER SERVICER:                   ICI Funding Corporation ("ICIFC")
DEPOSITOR:                         ICIFC Secured Assets Corp. ("ICIFC")
TRUSTEE:                           Banker's Trust Company of California, N.A.
MANAGERS:                          MORGAN STANLEY (LEAD-MANAGER); Bear Stearns
                                   (Co-manager)
EXPECTED SETTLEMENT:               March 27, 1997, through DTC
DISTRIBUTION DATES:                25th of each month, beginning April 25, 1997
CREDIT ENHANCEMENT:                Senior/Subordinate
UNDERLYING COLLATERAL:             $275,000,000 30-year and 15-year fixed rate
                                   mortgage loans originated in accordance with
                                   ICIFC's Progressive Series guidelines
DAY COUNT BASIS:                   30/360
PREPAYMENT SPEED:                  Indexed vector ramping from 4% to 16% CPR
                                   over first 12 months and 16% CPR thereafter
                                   (the "Prepayment Assumption")
OPTIONAL CALL:                     10% clean-up call
TAX STATUS:                        REMIC
ERISA ELIGIBILITY:                 AAA Senior Certificates are ERISA eligible
SMMEA ELIGIBILITY:                 All Certificates are SMMEA eligible, except
                                   B-2 and B-3

This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 PAYMENT RULES
                                 -------------

I.   PAYMENT OF INTEREST:       The Available Distribution Amount on the pool
                                will be paid in the following sequence:
                                1)  Fees of 26.5 bp (including master
                                    servicing and trustee fees).
                                2)  Class certificate coupon payments at their
                                    respective coupon rates. Prepayment Interest
                                    Shortfalls due to full and partial
                                    prepayments are covered to the extent of the master servicing fee.

II.  PAYMENT OF PRINCIPAL:      Following the payments of interest above,
                                principal collections will be paid as follows:
                                1)  With principal:
                                    a)  Class A-1 through A-9 Certificates are
                                        paid sequentially until zero.
                                    b) Class A-10 Certificate is a NAS bond. It receives no principal payments for the first 59 periods. For the next 24 periods, it receives 50% of its pro-rata percentage of the senior principal, and thereafter it receives 100% of its pro-rata percentage of senior principal.
                                2)  The Subordinate Certificates receive their
                                    pro-rata percentage of scheduled principal and receive their "shifting interest" percentage of prepayments. They receive no prepayments for the first five years, and thereafter receive 30%, 40%, 60%, 80% and finally 100% of their pro-rata percentage of prepayments.


                            COLLATERAL DESCRIPTION
                            ----------------------

APPROXIMATE COMBINED COLLATERAL CHARACTERISTICS:

POOL BALANCE:                          $275,000,000
NUMBER OF LOANS:                       1,870
AVERAGE BALANCE:                       Average $147,000; minimum $22,500;
                                       maximum $700,000
WEIGHTED AVERAGE GROSS COUPON:         8.90%
PROPERTY TYPE:                         91% SFR and PUD; 5% Condo; 4% 2-4 Family
OWNER OCCUPANCY:                       93% Owner; 4% Investor; 3% Second
LOAN PURPOSE:                          18% Cashout
DOCUMENTATION:                         38% Express; 42% Reduced; 20% Full
LOAN TO VALUE RATIO:                   78% Weighted Average LTV
GEOGRAPHIC CONCENTRATION:              37% CA
WEIGHTED AVERAGE REMAINING TERM:       348 months, 3 months weighted average
                                       seasoning
ORIGINAL TERM:                         30 year; 95%, 15 year; 5%


This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH
WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.